File No. ~~812-15706~~812-[ ]

_____________________
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
In the Matter of the Application of:
~~FS CREDIT OPPORTUNITIES CORP. AND PA SENIOR CREDIT OPPORTUNITIES FUND,~~
~~L.P. AND FS SENIOR CREDIT FUND II, L.P. AND FS GLOBAL ADVISOR, LLC AND FS~~
~~CREDIT~~REGAN CAPITAL ALTERNATIVE INCOME FUND ~~AND FS CREDIT INCOME ADVISOR, LLC AND FS TACTICAL~~
615 East Michigan Street
Milwaukee, Wisconsin 53202
~~OPPORTUNITIES (LOI) SPLITTER, L.P. AND FS TACTICAL OPPORTUNITIES (SI)~~
~~SPLITTER, L.P. AND FS TACTICAL OPPORTUNITIES (LOI) SPLITTER II, L.P. AND FS~~
~~TACTICAL OPPORTUNITIES (SI) SPLITTER II, L.P. AND FS TACTICAL ADVISOR, LLC~~
~~AND FS SPECIALTY LENDING FUND AND FS/EIG ADVISOR, LLC~~
~~201 Rouse Boulevard~~and
~~Philadelphia, Pennsylvania 19112~~
~~(215) 495-1150~~
REGAN CAPITAL, LLC, REGAN CREDIT OFFSHORE OPERATING FUND LP, REGAN CREDIT OPPORTUNITIES FUND, LP, REGAN CREDIT OPPORTUNITIES FUND INTERNATIONAL, LTD., REGAN ENHANCED CREDIT OFFSHORE OPERATING FUND, REGAN ENHANCED CREDIT OPPORTUNITIES FUND LP, REGAN ENHANCED CREDIT OPPORTUNITIES FUND INTERNATIONAL, LTD, AND REGAN SPECIAL OPPORTUNITIES FUND II, LP
300 Crescent Court, Suite 1760
Dallas, Texas 75201
_____________________
~~AMENDMENT NO. 3 TO THE~~ APPLICATION FOR AN ORDER PURSUANT TO
SECTIONS 17(d) AND 57(i) OF THE INVESTMENT COMPANY ACT OF 1940 AND RULE 17d-1
UNDER THE INVESTMENT COMPANY ACT OF 1940 PERMITTING CERTAIN JOINT
TRANSACTIONS OTHERWISE PROHIBITED BY SECTIONS 17(d) AND 57(a)(4) OF AND RULE
17d-1 UNDER THE INVESTMENT COMPANY ACT OF 1940
EXPEDITED REVIEW REQUESTED UNDER 17 CFR 270.0-5(d)

~~VP/#75196544.3~~

_____________________
All Communications, Notices and Orders to:

Alyssa M. Bernard, Secretary Regan Capital Alternative Income Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202 (414) 516-1681 alyssa.bernard@usbank.com	Sujit Sahadevan Chief Operating Officer and Chief Compliance Officer Regan Capital, LLC 300 Crescent Court, Suite 1760 Dallas, Texas 75201 (949) 999-4928 ssahadevan@regancapital.com
~~Stephen S. Sypherd, Esq.~~
~~General Counsel~~
~~FS Global Advisor, LLC~~
~~201 Rouse Boulevard~~
~~Philadelphia, Pennsylvania 19112~~
~~Telephone: (215) 495-1150~~
_____________________
Copies to:

~~Julien Bourgeois~~Deborah Bielicke Eades ~~Dechert LLP~~ Vedder Price P.C. ~~1900 K~~222 North LaSalle Street~~, NW Washington, DC 20006~~ Chicago, Illinois 60601 (~~202~~312) ~~261-3451~~609-7661 deades@vedder.com	Mark A. Quade ~~William J. Bielefeld Dechert LLP 1900 K Street, NW Washington, DC 20006 (202) 261-3386~~Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601 (312) 609-7515 mquade@vedder.com

_____________________
~~April 3~~March 17, ~~2025~~2026

~~VP/#75196544.3~~

UNITED STATES OF AMERICA
BEFORE THE
SECURITIES AND EXCHANGE COMMISSION

IN THE MATTER OF
Regan Capital Alternative Income Fund
615 East Michigan Street
Milwaukee, Wisconsin 53202
and

~~FS CREDIT OPPORTUNITIES CORP. AND~~
~~PA SENIOR CREDIT OPPORTUNITIES FUND, L.P. AND FS SENIOR CREDIT FUND II, L.P. AND FS GLOBAL ADVISOR, LLC AND~~
~~FS CREDIT INCOME FUND AND FS CREDIT INCOME ADVISOR, LLC AND FS TACTICAL OPPORTUNITIES (LOI) SPLITTER, L.P. AND FS TACTICAL OPPORTUNITIES (SI) SPLITTER, L.P. AND FS TACTICAL OPPORTUNITIES (LOI) SPLITTER II, L.P. AND FS TACTICAL OPPORTUNITIES (SI) SPLITTER II, L.P. AND FS TACTICAL ADVISOR, LLC AND FS SPECIALTY LENDING FUND AND FS/EIG ADVISOR, LLC~~
REGAN CAPITAL, LLC, REGAN CREDIT OFFSHORE OPERATING FUND LP, REGAN CREDIT OPPORTUNITIES FUND, LP, REGAN CREDIT OPPORTUNITIES FUND INTERNATIONAL, LTD., REGAN ENHANCED CREDIT OFFSHORE OPERATING FUND, REGAN ENHANCED CREDIT OPPORTUNITIES FUND LP, REGAN ENHANCED CREDIT OPPORTUNITIES FUND INTERNATIONAL, LTD, and REGAN SPECIAL OPPORTUNITIES FUND II, LP

300 Crescent Court, Suite 1760
Dallas, Texas 75201
~~201 ROUSE BOULEVARD~~
~~PHILADELPHIA, PENNSYLVANIA 19112~~

File No. ~~812-15706~~812-[ ]
EXPEDITED REVIEW REQUESTED UNDER 17 CFR 270.0-5(d).
:

~~AMENDMENT NO. 3 TO THE~~ APPLICATION FOR AN ORDER PURSUANT TO SECTIONS 17(d) AND 57(i) OF THE INVESTMENT COMPANY ACT OF 1940 AND RULE 17d-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 PERMITTING CERTAIN JOINT TRANSACTIONS OTHERWISE PROHIBITED BY SECTIONS 17(d) AND 57(a)(4) OF AND RULE 17d-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

I.    SUMMARY OF APPLICATION
The following entities hereby request an order (the “Order”) of the U.S. Securities and Exchange Commission (the “SEC” or “Commission”) under Section 57(i) of the Investment Company Act of 1940, as amended (the “1940 Act”),1 and Rule 17d-1, permitting certain joint transactions otherwise prohibited by Sections 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 thereunder. ~~The Order would supersede the exemptive order issued by the Commission on November 13, 2024 (the “Prior Order”)2that was granted pursuant to Sections 57(a)(4), 57(i) and Rule 17d-1, with the result that no person will continue to rely on the Prior Order if the Order is granted. FSSL (as defined below) separately currently relies on exemptive orders that were granted pursuant to Sections 57(a)(4), 57(i) and Rule 17d-1 issued by the Commission on June 4, 2013 (the “2013 Order”)3and on April 10, 2018 (the “FSSL Order”)4. Subsequent to the granting of the Order, FSSL would not rely on the 2013 Order or the FSSL Order except to the extent described in the notes below.~~
~~•    FS Credit Opportunities Corp., a closed-end management investment company registered under the Act (“FSCO”);~~
1    Unless otherwise indicated, all section and rule references herein are to the 1940 Act and rules promulgated thereunder.
~~2     FS Credit Opportunities Corp, et al. (File No. 812-15507), Release No. IC-35348 (October 3, 2024) (notice), Release No. IC-35383 (November 13, 2024) (order).~~
~~3     FS Investment Corporation et al. (File No. 812-13665), Release No. IC-30511 (May 9, 2013) (notice), Release No. IC-30548 (June 4, 2013) (order). FSSL continues to hold investments that it initially entered between 2013 and 2015 and were completed in reliance on the 2013 Order. FSSL would continue to rely on the 2013 Order, including by complying with all terms and conditions of such order, solely with respect to investment opportunities that represent follow-ons and dispositions in relation to those investments (“2013 Order Investment Opportunities”). FSSL will cease reliance on the 2013 Order upon the final disposition or maturity of the investments completed in reliance on the 2013 Order. The Applicants represent that no Regulated Fund or Affiliated Fund relying on this Order will rely on the 2013 Order or will participate in the 2013 Order Investment Opportunities other than as otherwise provided above. The Applicants believe that preserving this limited reliance is necessary and appropriate in the interest of FSSL’s shareholders so that FSSL can continue to manage those investments appropriately. The Applicants also believe that such limited reliance is consistent with the policy and purposes of the Act because the conditions to the 2013 Order would continue to apply to that set of investments and to the relevant participants in those investments. Moreover, the Applicants do not believe that this limited reliance would pose any new or additional policy concern because there would be no discretion as to which order would apply to which investment opportunities.~~
~~4     Triloma EIG Global Energy Fund, et al. (File No. 812-14848), Release No. IC-33047 (March 14, 2018) (notice), Release No. IC-33070 (April 10, 2018) (order). FSSL continues to hold investments that it initially entered between 2018 and 2022 and that were completed in reliance on the FSSL Order. FSSL would continue to rely on the FSSL Order, including by complying with all terms and conditions of such order, solely with respect to investment opportunities that represent follow-ons and dispositions in relation to those investments (“FSSL Order Investment Opportunities”). FSSL will cease reliance on the FSSL Order upon the final disposition or maturity of the investments completed in reliance on the FSSL Order. The Applicants represent that no Regulated Fund or Affiliated Fund relying on this Order will rely on the FSSL Order or will participate in the FSSL Order Investment Opportunities other than as otherwise provided above. The Applicants believe that preserving this limited reliance is necessary and appropriate in the interest of FSSL’s shareholders so that FSSL can continue to manage those investments appropriately. The Applicants also believe that such limited reliance is consistent with the policy and purposes of the Act because the conditions to the FSSL Order would continue to apply to that set of investments and to the relevant participants in those investments. Moreover, the Applicants do not believe that this limited reliance would pose any new or additional policy concern because there would be no discretion as to which order would apply to which investment opportunities.~~

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~~•    PA Senior Credit Opportunities Fund, L.P., which is an entity whose investment adviser is FS Global Advisor, LLC and that would be an investment company but for Section 3(c)(7) of the Act (“PA SCOF I”);~~
~~•    FS Senior Credit Fund II, L.P., which is an entity whose investment adviser is FS Global Advisor, LLC and that would be an investment company but for Section 3(c)(7) of the Act (“FS SCF II”);~~
~~•    FS Global Advisor, LLC, the investment adviser to FSCO, PA SCOF I and FS SCF II (“FSGA”);~~
•    ~~FS Credit~~Regan Capital Alternative Income Fund, a diversified, closed-end management investment company registered under the 1940 Act (“~~FSCI~~RCAIF” or the “Existing Regulated Fund”)~~;~~
•    Certain vehicles (as identified on Schedule A hereto) (the “Existing Affiliated Funds”), each of which is a separate and distinct legal entity;
~~•    FS Credit Income Advisor, LLC, the investment adviser to FSCI (“FSCIA”);~~
~~•    FS Specialty Lending Fund (formerly FS Energy & Power Fund), a closed-end management investment company that has elected to be regulated as a business development company (“FSSL” and, together with FSCO and FSCI, the “Existing Regulated Funds”);~~
~~•    FS/EIG Advisor, LLC, the investment adviser to FSSL (“FSEIG” and, together with FSGA and FSCIA, “FS”)~~
~~•    FS Tactical Opportunities (LOI) Splitter, L.P., which is an entity whose investment adviser is FS Tactical Advisor, LLC and that would be an investment company but for Section 3(c)(7) of the Act (“FSTO LOI I”);~~
~~•    FS Tactical Opportunities (SI) Splitter, L.P., which is an entity whose investment adviser is FS Tactical Advisor, LLC and that would be an investment company but for Section 3(c)(7) of the Act (“FSTO SI I”);~~
~~•    FS Tactical Opportunities (LOI) Splitter II, L.P., which is an entity whose investment adviser is FS Tactical Advisor, LLC and that would be an investment company but for Section 3(c)(7) of the Act (“FSTO LOI II”);~~
~~•    FS Tactical Opportunities (SI) Splitter II, L.P., which is an entity whose investment adviser is FS Tactical Advisor, LLC and that would be an investment company but for Section 3(c)(7) of the Act (“FSTO SI II” and, together with PA SCOF I, FS SCF II, FSTO LOI I, FSTO SI I, FSTO LOI II, the “Existing Affiliated Funds”);~~
•    ~~FS Tactical Advisor~~Regan Capital, LLC, the investment adviser to ~~FSTO LOI I, FSTO SI I, FSTO LOI II, and FSTO SI II (“FSTA~~RCAIF (“Regan Capital” and, together with the ~~Funds, FS~~Existing Regulated Fund and the Existing Affiliated Funds, the “Applicants”).~~5~~5
~~5~~5     All existing entities that currently intend to rely upon the requested Order have been named as Applicants. Any other existing or future entity that subsequently relies on the Order will comply with the terms and conditions of the Application.

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The relief requested in this application for the Order (the “Application”) would allow a Regulated Fund~~6~~6 and one or more Affiliated Entities~~7~~7 to engage in Co-Investment Transactions~~8~~8 subject to the terms and conditions described herein. The Regulated Funds and Affiliated Entities that participate in a Co-Investment Transaction are collectively
~~6~~6     “Regulated Fund” means the Existing Regulated ~~Funds~~Fund and any Future Regulated Funds. “Future Regulated Fund” means an entity (a) that is a closed-end management investment company registered under the 1940 Act, or a closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act, (b) whose (1) primary investment adviser or (2) sub-adviser is an Adviser (as defined below) and (c) that intends to engage in Co-Investment Transactions. If an Adviser serves as sub-adviser to a Regulated Fund whose primary adviser is not also an Adviser, such primary adviser shall be deemed to be an Adviser with respect to conditions 3 and 4 only.
The term Regulated Fund also includes (a) any Wholly-Owned Investment Sub (as defined below) of a Regulated Fund, (b) any Joint Venture (as defined below) of a Regulated Fund, and (c) any BDC Downstream Fund (as defined below) of a Regulated Fund that is a business development company. “Wholly-Owned Investment Sub” means an entity: (a) that is a “wholly-owned subsidiary” (as defined in Section 2(a)(43) of the 1940 Act) of a Regulated Fund; (b) whose sole business purpose is to hold one or more investments and which may issue debt on behalf or in lieu of such Regulated Fund; and (c) is not a registered investment company or a business development company. “Joint Venture” means an unconsolidated joint venture subsidiary of a Regulated Fund, in which all portfolio decisions, and generally all other decisions in respect of such joint venture, must be approved by an investment committee consisting of representatives of the Regulated Fund and the unaffiliated joint venture partner (with approval from a representative of each required). “BDC Downstream Fund” means an entity (a) directly or indirectly controlled by a Regulated Fund that is a business development company, (b) that is not controlled by any person other than the Regulated Fund (except a person that indirectly controls the entity solely because it controls the Regulated Fund), (c) that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act, (d) whose investment adviser is an Adviser and (e) that is not a Wholly-Owned Investment Sub. In the case of a Wholly-Owned Investment Sub that does not have a chief compliance officer or a Board, the chief compliance officer and Board of the Regulated Fund that controls the Wholly-Owned Investment Sub will be deemed to serve those roles for the Wholly-Owned Investment Sub. In the case of a Joint Venture or a BDC Downstream Fund (as applicable) that does not have a chief compliance officer or a Board, the chief compliance officer of the Regulated Fund will be deemed to be the Joint Venture’s or BDC Downstream Fund’s chief compliance officer, and the Joint Venture’s or BDC Downstream Fund’s investment committee will be deemed to be the Joint Venture’s or BDC Downstream Fund’s Board.
~~7~~7     “Affiliated Entity” means an entity not controlled by a Regulated Fund that intends to engage in Co-Investment Transactions and that is (a) with respect to a Regulated Fund, another Regulated Fund; (b) an Adviser or its affiliates (other than an open-end investment company registered under the 1940 Act), and any direct or indirect, wholly- or majority-owned subsidiary of an Adviser or its affiliates (other than ~~of~~ an open-end investment company registered under the 1940 Act)~~,~~  that is participating in a Co-Investment Transaction in a principal capacity; or (c) any entity that would be an investment company but for Section 3(c) of the 1940 Act or Rule 3a-7 thereunder and whose investment adviser is an Adviser.
To the extent that an entity described in clause (b) is not advised by an Adviser, such entity shall be deemed to be an Adviser for purposes of the conditions.
~~8~~8     “Co-Investment Transaction” means the acquisition or Disposition of securities of an issuer in a transaction effected in reliance on the Order or previously granted relief.

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referred to herein as “Participants.”~~9~~9 The Applicants do not seek relief for transactions effected consistent with Commission staff no-action positions.~~10~~10
~~9~~9     “Adviser” means ~~FS, FSTA,~~Regan Capital and any other investment adviser controlling, controlled by, or under common control with ~~FS and/or FSTA~~Regan Capital. The term “Adviser” also includes any internally-managed Regulated Fund.
~~10~~10     See, e.g., Massachusetts Mutual Life Insurance Co. (pub. avail. June 7, 2000), Massachusetts Mutual Life Insurance Co. (pub. avail. July 28, 2000) and SMC Capital, Inc. (pub. avail. Sept. 5, 1995).

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II.    GENERAL DESCRIPTION OF THE APPLICANTS
A.    ~~FSCO~~Regan Capital Alternative Income Fund
~~FSCO was organized under the Delaware Statutory Trust Act on January 28, 2013. On March 23, 2022, the Fund completed its conversion into a Maryland corporation and changed its name to FS Credit Opportunities Corp. FSCO is a closed-end management investment company registered under the Act. FSCO commenced investment operations on December 12, 2013. FSCO intends to qualify annually as a regulated investment company under Sub-Chapter M of the Internal Revenue Code of 1986, as amended. FSCO’s principal place of business is 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.~~
~~FSCO’s investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. FSCO has a seven-member board (the “FSCO Board”), of which six members are not “interested” persons of the Fund within the meaning of Section 2(a)(19) of the Act.11~~
~~B.    FSCI~~
~~FSCI~~RCAIF was ~~formed as a Delaware statutory trust~~organized under the Delaware Statutory Trust Act on ~~October 27, 2016 and formally commenced investment operations on November 1, 2017. FSCI~~February 10, 2025. RCAIF is an externally managed, continuously offered, diversified~~,~~  closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. ~~FSCI~~RCAIF intends to qualify ~~annually~~and elect to be treated as a regulated investment company (“RIC”) under Sub-Chapter M of the Internal Revenue Code of 1986, as amended~~. FSCI’s~~, and intends to qualify as a RIC in the future. RCAIF’s principal place of business is ~~201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.~~
615 East Michigan Street, Milwaukee, Wisconsin 53202. RCAIF’s ~~FSCI’s~~ investment objective is to seek to provide ~~attractive total returns, which will include~~a high level of risk-adjusted current income and capital appreciation. ~~FSCI has a five-member board (the “FSCI Board”), of which four~~The board of trustees of RCAIF consists of four members, all of whom are persons who are not “interested~~”~~  persons” of ~~the Fund~~RCAIF within the meaning of Section 2(a)(19) of the 1940 Act~~.~~ (the “RCAIF Board” and together with the board of directors or trustees of any Future Regulated Fund, the “Board”).12
~~C~~B.    ~~FSSL~~Regan Capital, LLC
Regan Capital, located at 300 Crescent Court, Suite 1760, Dallas, Texas 75201, is an SEC-registered investment advisory firm formed in 2011. In addition to RCAIF, Regan Capital currently provides investment advisory services to mutual funds, privately offered pooled investment funds and separately managed accounts. Regan Capital is owned and controlled by Skyler Weinand, CFA, managing partner, who holds greater than 25% interest in the units of Regan Capital and is therefore a control person of Regan Capital.
~~FSSL was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on September 16, 2010 and formally commenced investment operations on July 18, 2011. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC, under the Act. FSSL intends to qualify annually as a regulated investment company under Sub-Chapter M of the Internal Revenue Code of 1986, as amended. FSSL’s principal place of business is 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.~~
~~11     The Board of each Future Regulated Fund will consist of a majority of members who are not “interested persons” of such Future Regulated Fund within the meaning of Section 2(a)(19) of the Act.~~
12     The Board of each Future Regulated Fund will consist of a majority of members who are not “interested persons” of such Future Regulated Fund within the meaning of Section 2(a)(19) of the 1940 Act.

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~~Prior to September 29, 2023, FSSL’s investment objective was to generate current income and long-term capital appreciation by investing primarily in privately-held U.S. companies in the energy and power industry. Effective September 29, 2023, FSSL transitioned to a diversified credit strategy and seeks to generate current income and, to a lesser extent, long-term capital appreciation through such investments. In connection with this transition, FSSL changed its name from “FS Energy and Power Fund” to “FS Specialty Lending Fund.” FSSL has a six-member board (the “FSSL Board” and, together with the FSCO Board and FSCI Board, the “Board”), of which five members are not “interested” persons of FSSL within the meaning of Section 2(a)(19) of the Act.~~
~~D~~C.    ~~The~~ Existing Affiliated Funds
~~Each~~The Existing Affiliated ~~Fund is a Delaware limited partnership that is a privately-offered fund~~Funds are investment vehicles, each of which is a separate and distinct legal entity that would be an ~~“~~investment company~~”~~  but for Section 3(c)(1) or ~~Section~~ 3(c)(7) of the 1940 Act.~~13~~
Regan Capital manages the ~~FSTO LOI I and FSTO SI I were organized in June 2020 as Delaware limited partnerships. Their primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation over complete market cycles, and they intend to invest primarily in performing, below-investment grade corporate credit instruments (senior secured loans and secured and unsecured bonds) in the United States, Canada and Europe. As part of this strategy, FSTO LOI I invests in loan origination investments, and FSTO SI I invests in secondary investments.~~
~~FSTO LOI II and FSTO SI II were organized in February 2024 as Delaware limited partnerships. Their primary investment objective is to generate attractive returns by investing primarily in debt, and on certain occasions, equity securities, with a focus on special situations credit and capital structured solutions. As part of this strategy, FSTO LOI II invests in loan origination investments, and FSTO SI II invests in secondary investments.~~
~~PA SCOF I was organized as a Delaware limited partnership and a private fund in 2019, to invest in senior debt investments (typically, first lien, “stretch senior” and “unitranche”) generally made in conjunction with sponsored middle market transactions (e.g., leveraged buyouts, recapitalizations, refinancings and acquisitions). Portfolio Advisors, LLC (“PA”) acted as investment manager to PA SCOF I until March 1, 2024, when PA’s investment advisory agreement with PA SCOF I was assigned by PA to FSGA. PA SCOF I intends to continue to focus on these senior debt investments generally made in conjunction with such sponsored middle market transactions). PA SCOF I targets investments with attractive current cash yields, while attempting to limit principal risk.~~
~~FS Senior Credit Fund II, L.P., formed as of February 14, 2024, is a Delaware limited partnership which will be treated as a partnership for U.S. federal income tax purposes for the benefit of certain U.S. investors and certain U.S. tax exempt investors. The investment objective of FS SCF II is to seek attractive, risk adjusted returns with current income by primarily making direct investments in U.S. middle market companies and specifically, senior debt investments (typically, first lien, “stretch senior” and “unitranche” investments).~~
Existing Affiliated Funds. Each Existing Affiliated Fund has ~~its own respective general partner with general ultimate responsibility for the management and operations of such Existing Affiliated Fund. Each general partner to an Existing Affiliated Fund is managed by a managing member. FSGA and FSTA serve as investment advisers to~~a General Partner or Managing Member, each of which is affiliated with Regan Capital. A complete list of the Existing Affiliated Funds is included in Schedule A hereto.
~~E.    FS and FSTA~~
~~FS and FSTA serve as the investment adviser of the Existing Regulated Funds and the Existing Affiliated Funds, as applicable, and either they or another Adviser will serve as the investment adviser to any Future Regulated Fund. FS and FSTA also provide or will provide administrative services to the Existing Regulated Funds and the Existing Affiliated Funds, as applicable, under an administrative services agreement. Each of FSGA, FSCIA and FSEIG is a Delaware limited liability company and is a registered investment adviser with the Commission under~~
~~12     In the future, the Affiliated Fund may register as a closed-end management investment company under the Act and, if so registered, will be considered a Regulated Fund for purposes of this application.~~

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~~the Advisers Act. On the date of this Application, FSGA’s sole clients are FSCO, PA SCOF I and FS SCF II. On the date of this Application, FSCIA’s sole client is FSCI. On the date of this Application, FSEIG’s sole client that intends to rely on the Order is FSSL. FSTA is a Delaware limited liability company and is registered as an investment adviser with the Commission under the Advisers Act. On the date of this Application, FSTA’s sole clients that intend to rely on the Order are FSTO LOI I, FSTO SI I, FSTO LOI II, and FSTO SI II.~~
~~FSGA, FSCIA, FSEIG and FSTA are each a direct or indirect subsidiary of Franklin Square Holdings, L.P., a Pennsylvania limited partnership (“FS Investments”). FS Investments currently owns directly or indirectly a majority of each of FSGA, FSCIA, FSEIG and FSTA. No other person or entity currently owns above 10% of FSGA, FSCIA or FSTA. EIG Asset Management, LLC owns a minority interest in FSEIG. FS Investments is a global alternative asset manager dedicated to delivering superior performance and innovative investment and capital solutions. The firm manages assets for a wide range of clients, including institutional investors, financial professionals and individual investors. FS Investments provides access to a broad suite of alternative asset classes and strategies through its best-in-class investment teams and partners. With its diversified platform and flexible capital solutions, the firm is a valued partner to general partners, asset owners and portfolio companies. The firm has offices in the U.S, Europe and Asia and is headquartered in Philadelphia, PA.~~
~~Under the terms of an investment advisory agreement with each Existing Regulated Fund and each Existing Affiliated Fund, respectively, FS and FSTA will, among other things, manage the investment portfolio, direct purchases and sales of portfolio securities and report thereon to each Existing Regulated Fund’s and the Existing Affiliated Fund’s officers and directors/manager regularly.~~
III.    ORDER REQUESTED
The Applicants request an Order of the Commission under Sections 17(d) and 57(i) of the 1940 Act and Rule 17d-1 thereunder to permit, subject to the terms and conditions set forth below in this Application (the “Conditions”), each Regulated Fund to be able to participate with one or more Affiliated Entities in Co-Investment Transactions otherwise prohibited by Sections 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 thereunder.
A.    Applicable Law
Section 17(d), in relevant part, prohibits an affiliated person, or an affiliated person of such affiliated person, of a registered investment company, acting as principal, from effecting any transaction in which the registered investment company is “a joint or a joint and several participant with such person” in contravention of such rules as the SEC may prescribe “for the purpose of limiting or preventing participation by such [fund] on a basis different from or less advantageous than that of such other participant.”
Rule 17d-1 prohibits an affiliated person, or an affiliated person of such affiliated person, of a registered investment company, acting as principal, from participating in, or effecting any transaction in connection with, any “joint enterprise or other joint arrangement or profit-sharing plan”~~13~~14 in which the fund is a participant without first obtaining an order from the SEC.
Section 57(a)(4), in relevant part, prohibits any person related to a business development company in the manner described in Section 57(b), acting as principal, from knowingly effecting any transaction in which the business development company is a joint or a joint and several participant with such persons in contravention of such rules as the Commission may prescribe for the purpose of limiting or preventing participation by the business
~~13~~ 14    Rule 17d-1(c) defines a “[j]oint enterprise or other joint arrangement or profit-sharing plan” to include, in relevant part, “any written or oral plan, contract, authorization or arrangement or any practice or understanding concerning an enterprise or undertaking whereby a registered investment company … and any affiliated person of or principal underwriter for such registered company, or any affiliated person of such a person or principal underwriter, have a joint or a joint and several participation, or share in the profits of such enterprise or undertaking ….”

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development company on a basis less advantageous than that of such person. Section 57(i) provides that, until the SEC prescribes rules under Section 57(a), the SEC’s rules under Section 17(d) applicable to registered closed-end investment companies will be deemed to apply to persons subject to the prohibitions of Section 57(a). Because the SEC has not adopted any rules under Section 57(a), Rule 17d-1 applies to persons subject to the prohibitions of Section 57(a).
Rule 17d-1(b) provides, in relevant part, that in passing upon applications under the rule, the Commission will consider whether the participation of a registered investment company in a joint enterprise, joint arrangement or profit-sharing plan on the basis proposed is consistent with the provisions, policies and purposes of the 1940 Act and the extent to which such participation is on a basis different from or less advantageous than that of other participants.
B.    Need for Relief
Each Regulated Fund may be deemed to be an affiliated person of each other Regulated Fund within the meaning of Section 2(a)(3) if it is deemed to be under common control because an Adviser is or will be either the investment adviser or sub-adviser to each Regulated Fund. Section 17(d) and Section 57(b) apply to any investment adviser to a closed-end fund or a business development company, respectively, including a sub-adviser. Thus, an Adviser and any Affiliated Entities that it advises could be deemed to be persons related to Regulated Funds in a manner described by Sections 17(d) and 57(b). ~~FSGA and FSTA are each majority-owned by FS Investments, are under common control, and are thus affiliated persons of each other. Accordingly, with respect to FSGA, FSTA,~~With respect to Regan Capital and any other Advisers that are deemed to be affiliated persons of each other, Affiliated Entities advised by any of them could be deemed to be persons related to Regulated Funds (or a company controlled by a Regulated Fund) in a manner described by Sections 17(d) and 57(b). In addition, any entities or accounts controlled by or under common control with ~~FSGA, FSTA,~~Regan Capital and/or any other Advisers that are deemed to be affiliated persons of each other that may, from time to time, hold various financial assets in a principal capacity, could be deemed to be persons related to Regulated Funds (or a company controlled by a Regulated Fund) in a manner described by Sections 17(d) and 57(b). Finally, with respect to any Wholly-Owned Investment Sub, Joint Venture, or BDC Downstream Fund of a Regulated Fund, such entity would be a company controlled by its parent Regulated Fund for purposes of Section 57(a)(4) of the 1940 Act and Rule 17d-l under the 1940 Act.
C.    Conditions
Applicants agree that any Order granting the requested relief will be subject to the following Conditions.
1.    Same Terms. With respect to any Co-Investment Transaction, each Regulated Fund, and Affiliated Entity participating in such transaction will acquire, or dispose of, as the case may be, the same class of securities, at the same time, for the same price and with the same conversion, financial reporting and registration rights, and with substantially the same other terms (provided that the settlement date for an Affiliated Entity may occur up to ten business days after the settlement date for the Regulated Fund, and vice versa). If a Participant, but not all of the Regulated Funds, has the right to nominate a director for election to a portfolio company’s board of directors, the right to appoint a board observer or any similar right to participate in the governance or management of a portfolio company, the Board of each Regulated Fund that does not hold this right must be given the opportunity to veto the selection of such person.~~14~~15
2.    Existing Investments in the Issuer. Prior to a Regulated Fund acquiring in a Co-Investment Transaction a security of an issuer in which an Affiliated Entity has an existing interest in such issuer, the “required
~~14~~ 15    Such a Board can also, consistent with applicable fund documents, facilitate this opportunity by delegating the authority to veto the selection of such person to a committee of the Board.

9

majority,” as defined in Section 57(o) of the 1940 Act,~~15~~16 of the Regulated Fund (“Required Majority”) will take the steps set forth in Section 57(f) of the 1940 Act,~~16~~17 unless: (i) the Regulated Fund already holds the same security as each such Affiliated Entity; and (ii) the Regulated Fund and each other Affiliated Entity holding the security is participating in the acquisition in approximate proportion to its then-current holdings.
3.    Related Expenses. Any expenses associated with acquiring, holding or disposing of any securities acquired in a Co-Investment Transaction, to the extent not borne by the Adviser(s), will be shared among the Participants in proportion to the relative amounts of the securities being acquired, held or disposed of, as the case may be.~~17~~18
4.    No Remuneration. Any transaction fee~~18~~19 (including break-up, structuring, monitoring or commitment fees but excluding broker’s fees contemplated by section 17(e) or 57(k) of the 1940 Act, as applicable), received by an Adviser and/or a Participant in connection with a Co-Investment Transaction will be distributed to the Participants on a pro rata basis based on the amounts they invested or committed, as the case may be, in such Co-Investment Transaction. If any transaction fee is to be held by an Adviser pending consummation of the transaction, the fee will be deposited into an account maintained by the Adviser at a bank or banks having the qualifications prescribed in section 26(a)(1) of the 1940 Act, and the account will earn a competitive rate of interest that will also be divided pro rata among the Participants based on the amount they invest in such Co-Investment Transaction. No Affiliated Entity, Regulated Fund, or any of their affiliated persons will accept any compensation, remuneration or financial benefit in connection with a Regulated Fund’s participation in a Co-Investment Transaction, except: (i) to the extent permitted by Section 17(e) or 57(k) of the 1940 Act; (ii) as a result of either being a Participant in the Co-Investment Transaction or holding an interest in the securities issued by one of the Participants; or (iii) in the case of an Adviser, investment advisory compensation paid in accordance with investment advisory agreement(s) with the Regulated Fund(s) or Affiliated Entity(ies).
5.    Co-Investment Policies. Each Adviser (and each Affiliated Entity that is not advised by an Adviser) will adopt and implement policies and procedures reasonably designed to ensure that: (i) opportunities to participate in Co-Investment Transactions are allocated in a manner that is fair and equitable to every Regulated Fund; and (ii) the Adviser negotiating the Co-Investment Transaction considers the interest in the Transaction of any
~~15~~ 16    Section 57(o) defines the term “required majority,” in relevant part, with respect to the approval of a proposed transaction, as both a majority of a BDC’s directors who have no financial interest in the transaction and a majority of such directors who are not interested persons of the BDC. In the case of a Regulated Fund that is not a BDC, the Board members that constitute the Required Majority will be determined as if such Regulated Fund were a BDC subject to Section 57(o) of the 1940 Act.
~~16~~ 17    Section 57(f) provides for the approval by a Required Majority of certain transactions on the basis that, in relevant part: (i) the terms of the transaction, including the consideration to be paid or received, are reasonable and fair to the shareholders of the BDC and do not involve overreaching of the BDC or its shareholders on the part of any person concerned; (ii) the proposed transaction is consistent with the interests of the BDC’s shareholders and the BDC’s policy as recited in filings made by the BDC with the Commission and the BDC’s reports to shareholders; and (iii) the BDC’s directors record in their minutes and preserve in their records a description of the transaction, their findings, the information or materials upon which their findings were based, and the basis for their findings.
~~17~~ 18    Expenses of an individual Participant that are incurred solely by the Participant due to its unique circumstances (such as legal and compliance expenses) will be borne by such Participant.
~~18~~ 19    Applicants are not requesting and the Commission is not providing any relief for transaction fees received in connection with any Co-Investment Transaction.

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participating Regulated Fund (the “Co-Investment Policies”). Each Adviser (and each Affiliated Entity that is not advised by an Adviser) will provide its Co-Investment Policies to the Regulated Funds and will notify the Regulated Funds of any material changes thereto.~~19~~20
6.    Dispositions:
(a)    Prior to any Disposition~~20~~21 by an Affiliated Entity of a security acquired in a Co-Investment Transaction, the Adviser to each Regulated Fund that participated in the Co-Investment Transaction will be notified and each such Regulated Fund given the opportunity to participate pro rata based on the proportion of its holdings relative to the other Affiliated Entities participating in such Disposition.
(b)    Prior to any Disposition by a Regulated Fund of a security acquired in a Co-Investment Transaction, the Required Majority will take the steps set forth in Section 57(f) of the 1940 Act, unless: (i) each Affiliated Entity holding the security participates in the Disposition in approximate proportion to its then-current holding of the security; or (ii) the Disposition is a sale of a Tradable Security.~~21~~22
7.    Board Oversight~~.~~
(a)    Each Regulated Fund’s ~~directors~~trustees will oversee the Regulated Fund’s participation in the co-investment program in the exercise of their reasonable business judgment.
(b)    Prior to a Regulated Fund’s participation in Co-Investment Transactions, the Regulated Fund’s Board, including a Required Majority, will: (i) review the Co-Investment Policies, to ensure that they are reasonably designed to prevent the Regulated Fund from being disadvantaged by participation in the co-investment program; and (ii) approve policies and procedures of the Regulated Fund that are reasonably designed to ensure compliance with the terms of the Order.
(c)    At least quarterly, each Regulated Fund’s Adviser and chief compliance officer (as defined in Rule 38a-1(a)(4)) will provide the Regulated Fund Boards with reports or other information requested by the Board related to a Regulated Fund’s participation in Co-Investment Transactions and a summary of matters, if any, deemed significant that may have arisen during the period related to the implementation of the Co-Investment Policies and the Regulated Fund’s policies and procedures approved pursuant to (b) above.
(d)    Every year, each Regulated Fund’s Adviser and chief compliance officer will provide the Regulated Fund’s Board with reports or other information requested by the Board related to the Regulated Fund’s participation in the co-investment program and any material changes in the Affiliated Entities’ participation in the co-investment program, including changes to the Affiliated Entities’ Co-Investment Policies.
~~19~~ 20    The Affiliated Entities may adopt shared Co-Investment Policies.
~~20~~ 21    “Disposition” means the sale, exchange, transfer or other disposition of an interest in a security of an issuer.
~~21~~ 22    “Tradable Security” means a security which trades: (i) on a national securities exchange (or designated offshore securities market as defined in Rule 902(b) under the Securities Act of 1933, as amended) and (ii) with sufficient volume and liquidity (findings which are to be made in good faith and documented by the Advisers to any Regulated Funds) to allow each Regulated Fund to dispose of its entire remaining position within 30 days at approximately the price at which the Regulated Fund has valued the investment.

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(e)    The Adviser and the chief compliance officer will also notify the Regulated Fund’s Board of a compliance matter related to the Regulated Fund’s participation in the co-investment program and related Co-Investment Policies or the Regulated Fund’s policies and procedures approved pursuant to (b) above that a Regulated Fund’s chief compliance officer considers to be material.
8.    Recordkeeping. All information presented to the Board pursuant to the order will be kept for the life of the Regulated Fund and at least two years thereafter, and will be subject to examination by the Commission and its Staff. Each Regulated Fund will maintain the records required by Section 57(f)(3) as if it were a business development company and each of the Co-Investment Transactions were approved by the Required Majority under Section 57(f).~~22~~23
9.    In the event that the Commission adopts a rule under the 1940 Act allowing co-investments of the type described in this Application, any relief granted by the Order will expire on the effective date of that rule.
IV.    STATEMENT IN SUPPORT OF RELIEF REQUESTED
Applicants submit that allowing the Co-Investment Transactions described by this Application is justified on the basis of (i) the potential benefits to the Regulated Funds and their respective shareholders and (ii) the protections found in the terms and conditions set forth in this Application.
A.    Potential Benefits to the Regulated Funds and their Shareholders
Section 57(a)(4) and Rule 17d-1 (as applicable) limit the ability of the Regulated Funds to participate in attractive co-investment opportunities under certain circumstances. If the relief is granted, the Regulated Funds should: (i) be able to participate in a larger number and greater variety of investments, thereby diversifying their portfolios and providing related risk-limiting benefits; (ii) be able to participate in larger financing opportunities, including those involving issuers with better credit quality, which otherwise might not be available to investors of a Regulated Fund’s size; (iii) have greater bargaining power (notably with regard to creditor protection terms and other similar investor rights), more control over the investment and less need to bring in other external investors or structure investments to satisfy the different needs of external investors; (iv) benefit from economies of scale by sharing fixed expenses associated with an investment with the other Participants; and (v) be able to obtain better deal flow from investment bankers and other sources of investments.
B.    Shareholder Protections
Each Co-Investment Transaction would be subject to the terms and conditions of this Application. The Conditions are designed to address the concerns underlying Sections 17(d) and 57(a)(4) and Rule 17d-l by ensuring that participation by a Regulated Fund in any Co-Investment Transaction would not be on a basis different from or less advantageous than that of other Participants. Under Condition 5, each Adviser (and each Affiliated Entity that is not advised by an Adviser) will adopt and implement Co-Investment Policies that are reasonably designed to ensure that (i) opportunities to participate in Co-Investment Transactions are allocated in a manner that is fair and equitable to every Regulated Fund; and (ii) the Adviser negotiating the Co Investment Transaction considers the interest in the Transaction of any participating Regulated Fund. The Co-Investment Policies will require an Adviser to make an independent determination of the appropriateness of a Co-Investment Transaction and the proposed allocation size based on each Participant’s specific investment profile and other relevant characteristics.
~~22~~ 23    If a Regulated Fund enters into a transaction that would be a Co-Investment Transaction pursuant to this Order in reliance on another exemptive order instead of this Order, the information presented to the Board and records maintained by the Regulated Fund will expressly indicate the order relied upon by the Regulated Fund to enter into such transaction.

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V.    PRECEDENTS
The Commission has previously issued orders permitting certain investment companies subject to regulation under the 1940 Act and their affiliated persons to be able to participate in Co-Investment Transactions (the “Existing Orders”).~~23~~24 Similar to the Existing Orders, the Conditions described herein are designed to mitigate the possibility for overreaching and to promote fair and equitable treatment of the Regulated Funds. Accordingly, the Applicants submit that the scope of investor protections contemplated by the Conditions are consistent with those found in the Existing Orders.
VI.    PROCEDURAL MATTERS
A.    Communications
Please address all communications concerning this Application, the Notice and the Order to:

Alyssa M. Bernard, Secretary Regan Capital Alternative Income Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202 (414) 516-1681	Sujit Sahadevan Chief Operating Officer and Chief Compliance Officer Regan Capital, LLC 300 Crescent Court, Suite 1760 Dallas, Texas 75201 (949) 999-4928
~~Stephen S. Sypherd, Esq.~~
~~General Counsel~~
~~FS Global Advisor, LLC~~
~~201 Rouse Boulevard~~
~~23~~ 24    See, e.g., ~~Polen~~FS Credit Opportunities ~~Fund~~Corp., et al. (File No. ~~812-15457)~~812-15706), Release No. IC~~-35183 (May 2, 2024~~-35520 (April 3, 2025) (notice), Release No. IC~~-35206 (May 28, 2024) (Order); Sound Point Meridian Capital, Inc.,~~-35561 (April 29, 2025) (order); Sixth Street Specialty Lending, Inc. et al. (File No. ~~812-15476-01)~~812-15729), Release No. IC~~-35173~~-35531 (April ~~19~~10, ~~2024~~2025) (notice), Release No. IC~~-35192~~-35570 (May ~~15~~6, ~~2024~~2025) (order); ~~Brookfield Infrastructure Income Fund Inc.~~Blue Owl Capital Corporation, et al. (File No. ~~812-15415~~812-15715), Release No. IC~~-35001 (September 20, 2022~~-35530 (April 9, 2025) (notice), Release No. IC~~-35032 (October 17, 2023) (order); T. Rowe Price OHA Select Private Credit~~-35573 (May 6, 2025) (order); BlackRock Growth Equity Fund LP, et al. (File No. 812-15712), Release No. IC-35525 (April 8, 2025) (notice), Release No. IC-35572 (May 6, 2025) (order); MidCap Financial Investment Corp, et al. (File No. 812-15725), Release No. IC-35540 (April 16, 2025) (notice), Release No. IC-35588 (May 14, 2025) (order); Invesco Dynamic Credit Opportunity Fund, et al. (File No. ~~812-15461~~812-15781), Release No. IC~~-34963 (July 24, 2023)~~-35695 (notice) (July 29, 2025), Release No. IC~~-34987~~-35726 (August ~~21~~26, ~~2023~~2025) (order); ~~KKR Real Estate Select Trust Inc., et al. (File No. 812-15181), Release No. IC-34962 (July 18, 2023) (notice), Release No. IC-34985 (August 15, 2023) (order); MBC Total Private Markets Access~~and Gladstone Alternative Income Fund, et al. (File No. ~~812-15422~~812-15806), Release No. IC~~-34953 (June 28, 2023~~- 35737 (Sept. 4, 2025) (notice), Release No. IC~~-34965 (July 25, 2023) (order); Vista Credit Strategic Lending Corp. et al. (File No. 812-15323), Release No. IC-34946 (June 20, 2023) (notice), Release No. IC-34961 (July 18, 2023) (order)~~-35773 (Sept. 30, 2025) (order).

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~~Philadelphia, Pennsylvania 19112~~
~~Telephone: (215) 495-1150~~
Please address any questions, and a copy of any communications, concerning this Application, the Notice, and the Order to:

~~Julien Bourgeois~~Deborah Bielicke Eades ~~Dechert LLP~~ Vedder Price P.C. ~~1900 K~~222 North LaSalle Street~~, NW Washington, DC 20006~~ Chicago, Illinois 60601 (~~202~~312) ~~261-3451~~609-7661 deades@vedderprice.com	Mark A. Quade ~~William J. Bielefeld Dechert LLP 1900 K Street, NW Washington, DC 20006 (202) 261-3386~~Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601 (312) 609-7515 mquade@vedderprice.com

B.    Authorizations
The filing of this Application for the Order sought hereby and the taking of all acts reasonably necessary to obtain the relief requested herein was authorized by the Board of each Existing Regulated Fund pursuant to resolutions duly adopted by the Board. Copies of the resolutions are provided below.
Pursuant to Rule 0-2(c), Applicants hereby state that each Existing Regulated Fund and Existing Affiliated Fund have authorized to cause to be prepared and to execute and file with the Commission this Application and any amendment thereto for an order pursuant to Section 57(i) and Rule 17d-1 permitting certain joint transactions otherwise prohibited by Sections 17(d) and 57(a)(4) and Rule 17d-1. The person executing the Application on behalf of the Applicants being duly sworn deposes and says that he has duly executed the Application for and on behalf of the applicable entity listed; that he is authorized to execute the Application pursuant to the terms of an operating agreement, management agreement or otherwise; and that all actions by members, directors, trustees, or other bodies necessary to authorize each such deponent to execute and file the Application have been taken.
In accordance with the requirements for a request for expedited review of this Application, marked copies of two recent applications seeking the same relief as Applicants that are substantially identical as required by Rule 0-5(e) of the 1940 Act are attached as Exhibit B.

14

The Applicants have caused this Application to be duly signed on their behalf on ~~the 3rd day of April, 2025~~March 17, 2026.

REGAN CAPITAL ALTERNATIVE INCOME FUND
~~FS CREDIT OPPORTUNITIES CORP.~~
By: /s/ ~~Stephen S. Sypherd~~    Benjamin J. Eirich
Name: ~~Stephen S. Sypherd~~Benjamin J. Eirich
Title: ~~Vice~~ President~~, Treasurer and Secretary~~
REGAN CAPITAL, LLC By: /s/ Sujit Sahadevan Name: Sujit Sahadevan Title: Chief Operating Officer and Chief Compliance Officer

~~PA SENIOR~~REGAN CREDIT ~~OPPORTUNITIES~~OFFSHORE OPERATING FUND~~, L.P.~~ LP
By: RCOF GP, LP, its general partner

By:    /s/ ~~Stephen S. Sypherd~~    Skyler Weinand
Name: ~~Stephen S. Sypherd~~Skyler Weinand
Title: Authorized ~~Person~~Signor
REGAN CREDIT OPPORTUNITIES FUND, LP By: RCOF GP, LP, its general partner By: /s/ Skyler Weinand Name: Skyler Weinand Title: Director
~~FS SENIOR~~REGAN CREDIT OPPORTUNITIES FUND ~~II~~INTERNATIONAL, ~~L.P~~LTD.

By:    /s/ ~~Stephen S. Sypherd~~Skyler Weinand
Name: ~~Stephen S. Sypherd~~
~~Title: Authorized Person~~Skyler Weinand~~FS GLOBAL ADVISOR, LLC~~
~~By:/s/ Stephen S. Sypherd~~
~~Name: Stephen S. Sypherd~~
Title: ~~Managing~~ Director ~~and General Counsel~~
REGAN ENHANCED CREDIT OFFSHORE OPERATING FUND By: RECOF GP, LLC, its general partner By: /s/ Skyler Weinand Name: Skyler Weinand Title: Director
~~FS CREDIT INCOME FUND By: /s/ Stephen S. Sypherd  Name: Stephen S. Sypherd Title: General Counsel and Secretary~~

15

REGAN ENHANCED CREDIT OPPORTUNITIES FUND LP
~~FS CREDIT INCOME ADVISOR~~By: RECOF GP, LLC, its general partner

By: /s/ ~~Stephen S. Sypherd~~    Skyler Weinand
Name: ~~Stephen S. Sypherd~~Skyler Weinand
Title: ~~Managing~~ Director ~~and General Counsel~~
REGAN ENHANCED CREDIT OPPORTUNITIES FUND INTERNATIONAL, LTD By: /s/ Skyler Weinand Name: Skyler Weinand Title: Director

REGAN SPECIAL OPPORTUNITIES FUND II, LP
By: Regan Special Opportunities Fund GP II, LP, its general partner
~~FS TACTICAL OPPORTUNITIES (LOI) SPLITTER, L.P.~~
By: /s/ ~~Stephen S. Sypherd~~
~~Name: Stephen S. Sypherd~~
~~Title: Authorized Person~~Skyler Weinand
Name: Skyler Weinand
Title: Director

~~FS TACTICAL OPPORTUNITIES (SI) SPLITTER, L.P. By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Authorized Person~~
~~FS TACTICAL OPPORTUNITIES (LOI) SPLITTER II, L.P. By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Authorized Person~~

16

~~FS TACTICAL OPPORTUNITIES (SI) SPLITTER II, L.P. By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Authorized Person~~
~~FS TACTICAL ADVISOR, LLC By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Authorized Person~~
~~FS SPECIALTY LENDING FUND By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: General Counsel~~
~~FS/EIG ADVISOR, LLC By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: General Counsel and Secretary~~

17

VERIFICATION
~~The undersigned states that he has duly executed the foregoing Application for and on behalf of FS CREDIT OPPORTUNITIES CORP., that he is the Vice President, Treasurer and Secretary of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.~~
Each of the undersigned states that he or she has duly executed the attached Application for an Order under Sections 17(d) and 57(i) of the Investment Company Act of 1940, as amended, and Rule 17d-1 thereunder, dated March 17, 2026, for and on behalf of the entities listed below; that he or she holds office with such entity as indicated below and that all action by directors, officers, stockholders, general partners, trustees or members of each entity and any other body necessary to authorize the undersigned to execute and file such Application has been taken. Each of the undersigned further states that he or she is familiar with such instrument and the contents thereof, and that the facts set forth therein are true to the best of his or her knowledge, information and belief.

REGAN CAPITAL ALTERNATIVE INCOME FUND By: /s/ Benjamin J. Eirich Name: Benjamin J. Eirich Title: President
REGAN CAPITAL, LLC
~~FS CREDIT OPPORTUNITIES CORP.~~
By: /s/ ~~Stephen S. Sypherd~~
~~Name: Stephen S. Sypherd~~
~~Title: Vice President, Treasurer and Secretary~~Sujit Sahadevan
Name: Sujit Sahadevan
Title: Chief Operating Officer and Chief Compliance Officer

18

~~VERIFICATION~~
~~The undersigned states that he has duly executed the foregoing Application for and on behalf of PA SENIOR CREDIT OPPORTUNITIES FUND, L.P., that he is the Authorized Person of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.~~

~~PA SENIOR~~REGAN CREDIT ~~OPPORTUNITIES~~OFFSHORE OPERATING FUND LP
By: RCOF GP, ~~L.P.~~LP, its general partner

By:    /s/ ~~Stephen S. Sypherd~~Skyler Weinand
Name: ~~Stephen S. Sypherd~~Skyler Weinand
Title: Authorized ~~Person~~Signor
REGAN CREDIT OPPORTUNITIES FUND, LP By: RCOF GP, LP, its general partner By: /s/ Skyler Weinand Name: Skyler Weinand Title: Director

19

~~VERIFICATION~~
~~The undersigned states that he has duly executed the foregoing Application for and on behalf of FS SENIOR CREDIT FUND II, L.P., that he is the Authorized Person of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.~~

~~FS SENIOR~~REGAN CREDIT OPPORTUNITIES FUND ~~II~~INTERNATIONAL, ~~L.P~~LTD. By: /s/ Skyler Weinand Name: Skyler Weinand Title: Director	REGAN ENHANCED CREDIT OFFSHORE OPERATING FUND By: RECOF GP, LLC, its general partner By: /s/ ~~Stephen S. Sypherd~~Skyler Weinand Name: ~~Stephen S. Sypherd~~Skyler Weinand Title: ~~Authorized Person~~Director

20

~~VERIFICATION~~
~~The undersigned states that he has duly executed the foregoing Application for and on behalf of FS GLOBAL ADVISOR, LLC, that he is the Managing Director and General Counsel of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.~~

~~FS GLOBAL ADVISOR, LLC By: /s/ Stephen S. Sypherd  Name: Stephen S. Sypherd Title: Managing Director and General Counsel~~

21

~~VERIFICATION~~
~~The undersigned states that he has duly executed the foregoing Application for and on behalf of FS CREDIT INCOME FUND, that he is General Counsel and Secretary of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.~~

~~FS CREDIT INCOME FUND By: /s/ Stephen S. Sypherd  Name: Stephen S. Sypherd Title: General Counsel and Secretary~~

22

~~VERIFICATION~~
~~The undersigned states that he has duly executed the foregoing Application for and on behalf of FS CREDIT INCOME ADVISOR, LLC, that he is the Managing Director and General Counsel of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.~~

~~FS~~REGAN ENHANCED CREDIT ~~INCOME ADVISOR, LLC~~OPPORTUNITIES FUND LP
By: RECOF GP, LLC, its general partner

By: /s/ ~~Stephen S. Sypherd~~Skyler Weinand
Name: ~~Stephen S. Sypherd~~Skyler Weinand
Title: ~~Managing~~ Director ~~and General Counsel~~
REGAN ENHANCED CREDIT OPPORTUNITIES FUND INTERNATIONAL, LTD By: /s/ Skyler Weinand Name: Skyler Weinand Title: Director

23

~~VERIFICATION~~
~~The undersigned states that he has duly executed the foregoing Application for and on behalf of FS TACTICAL OPPORTUNITIES (LOI) SPLITTER, L.P., that he is an Authorized Person of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.~~

~~FS TACTICAL~~REGAN SPECIAL OPPORTUNITIES ~~(LOI) SPLITTER~~FUND II, ~~L.P.~~LP
By: Regan Special Opportunities Fund GP II, LP, its general partner

By: /s/ ~~Stephen S. Sypherd~~Skyler Weinand
Name: ~~Stephen S. Sypherd~~Skyler Weinand
Title: ~~Authorized Person~~Director

24

~~VERIFICATION~~Schedule A
~~The undersigned states that he has duly executed the foregoing Application for and on behalf of FS TACTICAL OPPORTUNITIES (SI) SPLITTER, L.P., that he is an Authorized Person of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.~~

~~FS TACTICAL OPPORTUNITIES (SI) SPLITTER, L.P. By: /s/ Stephen S. Sypherd  Name: Stephen S. Sypherd Title: Authorized Person~~

~~VERIFICATION~~Existing Affiliated Funds
~~The undersigned states that he has duly executed the foregoing Application for and on behalf of FS TACTICAL OPPORTUNITIES (LOI) SPLITTER II, L.P., that he is an Authorized Person of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.~~

~~FS TACTICAL OPPORTUNITIES (LOI) SPLITTER II, L.P. By: /s/ Stephen S. Sypherd  Name: Stephen S. Sypherd Title: Authorized Person~~

25

~~VERIFICATION~~
~~The undersigned states that he has duly executed the foregoing Application for and on behalf of FS TACTICAL OPPORTUNITIES (SI) SPLITTER II, L.P., that he is an Authorized Person of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.~~

~~FS TACTICAL OPPORTUNITIES (SI) SPLITTER II, L.P. By: /s/ Stephen S. Sypherd  Name: Stephen S. Sypherd Title: Authorized Person~~
REGAN CREDIT OFFSHORE OPERATING FUND LP

26

~~VERIFICATION~~
~~The undersigned states that he has duly executed the foregoing Application for and on behalf of FS TACTICAL ADVISOR, LLC, that he is an Authorized Person of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.~~

~~FS TACTICAL ADVISOR, LLC By: /s/ Stephen S. Sypherd  Name: Stephen S. Sypherd Title: Authorized Person~~
REGAN CREDIT OPPORTUNITIES FUND, LP
REGAN CREDIT OPPORTUNITIES FUND INTERNATIONAL, LTD.

27

~~VERIFICATION~~
~~The undersigned states that he has duly executed the foregoing Application for and on behalf of FS SPECIALTY LENDING FUND, that he is the General Counsel of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.~~

~~FS SPECIALTY LENDING FUND By: /s/ Stephen S. Sypherd  Name: Stephen S. Sypherd Title: General Counsel~~
REGAN ENHANCED CREDIT OFFSHORE OPERATING FUND

28

~~VERIFICATION~~
~~The undersigned states that he has duly executed the foregoing Application for and on behalf of FS/EIG Advisor, LLC, that he is the General Counsel and Secretary of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.~~

~~FS/EIG ADVISOR, LLC By: /s/ Stephen S. Sypherd  Name: Stephen S. Sypherd Title: General Counsel and Secretary~~
REGAN ENHANCED CREDIT OPPORTUNITIES FUND LP
REGAN ENHANCED CREDIT OPPORTUNITIES FUND INTERNATIONAL, LTD
REGAN SPECIAL OPPORTUNITIES FUND II, LP

29

EXHIBIT A
~~Resolutions of Board of Directors of FS Credit Opportunities Corp.~~
~~Approval of Filing Section 17(d) Application for Co-Investment Relief~~
~~WHEREAS, the Board deems it is advisable and in the best interest of the Fund to file with the U.S. Securities and Exchange Commission (the “Commission”) an application for an order pursuant to Sections 17(d) and 57(i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 17d-l promulgated thereunder (the “Application”), to authorize the entering into of certain joint transactions that otherwise may be prohibited by Sections 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 promulgated thereunder.~~
~~NOW, THEREFORE, BE IT RESOLVED, that the officers of FS Global Advisor, LLC and the Fund be, and each of them hereby is, authorized and directed on behalf of the Fund and in its name and on behalf of the Fund, to prepare, execute, and cause to be filed with the Commission an Application for an Order of Exemption, substantially in the form attached hereto as Exhibit A, and any amendments thereto, pursuant to Section 17(d) of the 1940 Act, and Rule 17d-1 promulgated under the 1940 Act, authorizing certain joint transactions that otherwise may be prohibited by Section 17(d) of the 1940 Act; and it is further~~
~~RESOLVED, that the officers of the Fund be, and each of them hereby is, authorized and directed to take such further action and execute such other documents as such officer or officers shall deem necessary or advisable in order to effectuate the intent of the foregoing resolution; and it is further~~
~~RESOLVED, that any and all actions previously taken by the Fund or any of its directors or officers in connection with the actions contemplated by the foregoing resolutions be, and each of them hereby is, ratified, confirmed, approved and adopted in all respects as and for the acts and deeds of the Fund.~~
Resolutions of the Board of Trustees of ~~FS Specialty Lending Fund (formerly FS Energy and Power~~ Regan Capital Alternative Income Fund (the “Fund”)
Approval of Filing Section 17(d) Application for Co-Investment Relief
WHEREAS, the Board deems it is advisable and in the best interest of the Fund to file with the U.S. Securities and Exchange Commission (the “Commission”) an application for an order pursuant to Sections 17(d) and 57(i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 17d-l promulgated thereunder (the “Application”), to authorize the entering into of certain joint transactions that otherwise may be prohibited by Sections 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 promulgated thereunder.
NOW, THEREFORE, BE IT RESOLVED, that the officers of ~~FS/EIG Advisor, LLC and~~ the Fund be, and each of them hereby is, authorized and directed on behalf of the Fund and in its name and on behalf of the Fund, to prepare, execute, and cause to be filed with the Commission an Application for an Order of Exemption, substantially in the form attached hereto as Exhibit A, and any amendments thereto, pursuant to Section 17(d) of the 1940 Act, and Rule 17d-1 promulgated under the 1940 Act, authorizing certain joint transactions that otherwise may be prohibited by Section 17(d) of the 1940 Act; and it is further
RESOLVED, that the officers of the Fund be, and each of them hereby is, authorized and directed to take such further action and execute such other documents as such officer or officers shall deem necessary or advisable in order to effectuate the intent of the foregoing resolution; and it is further
RESOLVED, that any and all actions previously taken by the Fund or any of its ~~directors~~trustees or officers in connection with the actions contemplated by the foregoing resolutions be, and each of them hereby is, ratified, confirmed, approved and adopted in all respects as and for the acts and deeds of the Fund.

30

~~Resolutions of the Board of Trustees of FS Credit Income Fund~~
~~Approval of Filing Section 17(d) Application for Co-Investment Relief~~
~~WHEREAS, the Board deems it is advisable and in the best interest of the Fund to file with the U.S. Securities and Exchange Commission (the “Commission”) an application for an order pursuant to Sections 17(d) and 57(i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 17d-l promulgated thereunder (the “Application”), to authorize the entering into of certain joint transactions that otherwise may be prohibited by Sections 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 promulgated thereunder.~~
~~NOW, THEREFORE, BE IT RESOLVED, that the officers of FS Credit Income Advisor, LLC and the Fund be, and each of them hereby is, authorized and directed on behalf of the Fund and in its name and on behalf of the Fund, to prepare, execute, and cause to be filed with the Commission an Application for an Order of Exemption, substantially in the form attached hereto as Exhibit A, and any amendments thereto, pursuant to Section 17(d) of the 1940 Act, and Rule 17d-1 promulgated under the 1940 Act, authorizing certain joint transactions that otherwise may be prohibited by Section 17(d) of the 1940 Act; and it is further~~
~~RESOLVED, that the officers of the Fund be, and each of them hereby is, authorized and directed to take such further action and execute such other documents as such officer or officers shall deem necessary or advisable in order to effectuate the intent of the foregoing resolution; and it is further~~
~~RESOLVED, that any and all actions previously taken by the Fund or any of its directors or officers in connection with the actions contemplated by the foregoing resolutions be, and each of them hereby is, ratified, confirmed, approved and adopted in all respects as and for the acts and deeds of the Fund.~~

31

EXHIBIT B
Marked copies of the Application showing changes from the final versions of the two applications identified as substantially identical under Rule 0-5(e)(3).

32
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Summary report: Litera Compare for Word 11.12.0.83 Document comparison done on 3/16/2026 11:49:34 AM
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Original filename: FS Credit Opportunities Corp. (Precedent 1)(75241886.1).docx
Modified DMS: iw://vp.imanage.work/vp/75242012/3 - Regan CEF Co-Investment 40 APP 2026 (2.12.2026 draft) (Vedder Cmts).docx
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